UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): July 14, 2003

                             OBIE MEDIA CORPORATION
                             ----------------------
               (Exact name of Company as specified in its charter)

     Oregon                        000-21623                     93-0966515
--------------------         ---------------------          -------------------
(State or other              (Commission File No.)          (I.R.S. Employer
jurisdiction of                                              Identification No.)
 incorporation)

                   4211 West 11th Avenue, Eugene, Oregon 97402
                   -------------------------------------------
                    (Address of Principal Executive Offices)

                                 (541) 688-8400
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

        (c)  Exhibits.

           99.1     Press Release, dated July 14, 2003.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 14, 2003, Obie Media Corporation issued a press release reporting its financial results for its second fiscal quarter of 2003 ended May 31, 2003. This press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, under Item 12 to this Report on Form 8-K.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed for and on its behalf by the undersigned hereunto duly authorized.

                                               OBIE MEDIA CORPORATION

                                                  /s/ GARY LIVESAY
Date:  July 14, 2003                               ----------------------------
                                                  Gary Livesay
                                                  Vice President and
                                                  Chief Financial Officer